©2019 Achillion Pharmaceuticals. All rights reserved. ACH-4471 in Combination with Eculizumab in Patients with PNH Interim Data from Phase 2 Clinical Trial ACH-4471: Factor D Complex May 17, 2019 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. Achillion may use words such as “expect,” “anticipate,” “project,” “target,” “intend,” “plan,” “aim,” “believe,” “seek,” “estimate,” “can,” “could” “focus,” “will,” “look forward,” “continue,” “goal,” “strategy,” “objective,” “may,” “potential,” and similar expressions to identify such forward-looking statements. These forward-looking statements also include statements about: the potential benefits of factor D inhibition as a treatment for complement-mediated diseases, including ACH-4471 for PNH in combination with eculizumab; the  potential benefits of, and indications for, Achillion’s compounds that inhibit factor D, including ACH-4471, ACH-5228 and ACH-5548; Achillion’s belief  that its portfolio of compounds could expand factor D portfolio opportunities, provide strategic optionality or create significant value; the status of enrollment in Achillion’s ongoing clinical trials; Achillion’s expectations regarding the advancement of, and timeline for reporting results from, clinical trials of its product candidates as well as its ability to advance additional compounds; Achillion’s expectations regarding the timing of regulatory interactions and filings; Achillion’s anticipated cash expenditures for 2019 and the sufficiency of its existing cash resources; and other statements concerning Achillion’s strategic goals, efforts, plans, and prospects. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, Achillion’s ability to: demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its product candidates; advance the preclinical and clinical development of its complement factor D inhibitors under the timelines it projects in current and future preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials; enroll patients in its clinical trials on its projected timelines; obtain and maintain patent protection for its product candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals, and the granting of orphan designation does not alter the standard regulatory requirements and process for obtaining such approval; establish commercial manufacturing arrangements; identify, enter into and maintain collaboration and other commercial agreements with third-parties; compete successfully in the markets in which it seeks to develop and commercialize its product candidates and future products; manage expenses; manage litigation; raise the substantial additional capital needed to achieve its business objectives; and successfully execute on its business strategies. These and other risks are described in the reports filed by Achillion with the U.S. Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, and any other SEC filings that Achillion makes from time to time In addition, any forward-looking statement in this presentation represents Achillion's views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. Achillion disclaims any duty to update any forward-looking statement, except as required by applicable law. Cautionary Note Regarding Forward-Looking Statements 5/17/2019

Section 1About ACH-4471 in PNH Section 2Interim Data from Phase 2 Dose Finding Study in Patients with PNH – Presented at New Era of Aplastic Anemia and PNH Meeting Napoli, Italy - May 17, 2019 Section 3 Potential Market Opportunity of ACH-4471 in Combination with C5 Inhibitors Table of Contents 5/17/2019

About ACH-4471 in PNH

Paroxysmal Nocturnal Hemoglobinuria (PNH)
Driven by Deficient Red Blood Cells

Rare, acquired, blood disorder with remaining unmet medical need

Two paths to PNH red blood cell (RBC) destruction driven by the alternative pathway (AP)

1. Extravascular Hemolysis (EVH)

C3b targets RBCs for destruction by liver and spleen


PNH RBCs
Lack membrane complement regulators over activating AP

2. Intravascular Hemolysis (IVH)

Membrane Attack Complex (MAC) targets RBCs for destruction in circulation

Factor D Inhibition
Targets EVH ( ) and IVH ( )

C5 Inhibition
Targets IVH ( ) only

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Targeting Factor D (FD)

Critical Control Point for Alternative Pathway Activity



Classical Pathway
Lectin Pathway
Alternative Pathway
FD
Targeting Factor D to Reduce Alternative Pathway Upstream & Downstream Activity
C3
Amplification Loop
FD
Inflammatory Response
C3a
C3b
Promotes cell clearance (opsonization) leading to EVH
Drives amplification loop
Enables downstream C5 activity
C5
Inflammatory Response
C5a
C5b
MAC
Cell Lysis leading to IVH

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PNH Patients Treated with Eculizumab Up to 75% Remain Anemic with C5 Inhibition Only 1 Achillion Internal Physician Interviews of 14 US/EU KOLs 2018. 2 McKinley et al, ASH Dec 2017. Abst. 3471. 3 Hillmen et al. Br J Haematol. 2013. 4 Loschi et al. Am J Hematol. 2016. Hgb for Eculizumab-Treated Patients (ACHN Market Research)1 141 PNH patients treated with eculizumab for >13 months2 72% had a mean hemoglobin <12.0 g/dL Mean Hgb was 10.9 g/dL 36% had at least one transfusion in the last 12 months Reticulocyte count correlated with indicators of extravascular hemolysis, including C3 loading of PNH cells 195 PNH patients >66 months on eculizumab3 Mean Hgb was 10.5 g/dL at 24 and 36 months   123 PNH patients treated with eculizumab after a median follow-up of 4.5 years4 72% were anemic  Studies of Eculizumab-Treated Patients ~75% with residual anemia Anemic Severely Anemic 5/17/2019

1.5x Upper Limit of Normal (ULN) Normal Hgb* Mean Hemoglobin Near Normal Range HEMOGLOBIN (MEAN +/- SD) Hemoglobin (g/dL) LDH (MEAN +/- SD) ACH-4471 Experience in Untreated PNH Patients Topline Results – December 2018 *Normal (female): 11.8-15.9 g/dL; Normal (male): 13.1-17.9 g/dL Individual subject’s missing data points were imputed by taking the arithmetic mean of the two adjacent time points. LDH x ULN Reductions in LDH 5/17/2019

ACH-4471 Treatment Experience

Moving Towards Phase 3 Development

Treatment & Safety Experience Summary

- ✓ Completed 6- and 9-month chronic toxicology studies
- ✓ Completed renal & hepatic impairment study
- ✓ Completed thorough QT study
- ✓ Completed Development & Reproductive Toxicology studies
- ✓ Multiple DDI, ADME, and support studies
- Carcinogenicity studies - ongoing



ACH-4471: Factor D Complex 0.8 A X-ray Structure

Patient Exposure Summary

- >300 healthy volunteers and patients dosed to-date
- >16 patient years of dosing
- 24 unique C3G patients dosed
- 21 PNH patients dosed
- 2 PNH patients dosed >24 months
- Agreement from FDA to include adolescents (≥12 yrs) in ongoing 6- and 12-month trials for C3G

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Interim Data from Phase 2 Dose Finding Study in Patients with PNH Presented at New Era of Aplastic Anemia and PNH Meeting Napoli, Italy - May 17, 2019

Achillion Pharmaceuticals Presenter & Investigator Austin Kulasekararaj King's College Hospital-NHS Foundation Trust & King's College London, London, United Kingdom Investigators Robert Brodsky Johns Hopkins University School of Medicine, Baltimore, Maryland, United States Jaroslaw Maciejewski Cleveland Clinic, Cleveland, Ohio, United States Rosario Notaro Azienda Ospedaliera Universitaria Careggi; Instituto per lo Studio, la Prevenzione e la Rete Oncologica, Firenze, Italy Antonio Risitano Universita Federico II di Napoli, Napoli, Italy Clinical Trial Investigators 5/17/2019

ACH-4471 in Combination with Eculizumab in PNH Patients

Study Design- Phase 2 Multi-center, Open-label, Multi-Dose

KEY INCLUSION CRITERIA

- RBC transfusion within the last 12 weeks
- Anemia (Hgb <10 g/dL) with adequate reticulocytosis
- On a stable regimen of eculizumab
- Documentation or willingness to receive vaccination for *N. meningitidis*, *H. influenzae*, and *S. pneumoniae*
- Documentation or willingness to receive antibiotic prophylaxis

OBJECTIVES

Primary:

- Increase **Hgb** at 24 weeks

Secondary:

- Reduce **Transfusions**
- Maintenance/Improvements in **LDH**
- Improvements in **FACIT FATIGUE**

Hgb: hemoglobin, LDH: lactose dehydrogenase, RBC : red blood cell, TID: three times daily

Six-month Dose Finding

Day 1

Enrollment: up to 12 pts

OPEN LABEL, MULTI-DOSE STUDY

IV eculizumab: usual dose and schedule

+

ACH-4471 doses: 100 mg TID, 150 mg TID or 200 mg TID

Per protocol, investigator determines clinical response and adjusts dose accordingly to a max of 200 mg TID

Long-term Extension

Week 24

EXTENSION STUDY

Continue ACH-4471 plus eculizumab at same doses used at end of study

https://clinicaltrials.gov/ct2/show/NCT03472885?term=NCT03472885&rank=1. Accessed 16 April 2019.
Study Locations: Italy, United Kingdom, United States

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Enrollment: up to 12 pts Dose Escalation Per Protocol *Dose escalations can be made after week 12 based on response Six-month Dose Finding Day 1 Week 4: Hgb has not increased by ≥1.5 g/dL from Day 1 OR Transfusion received during the previous 4 weeks Week 24 Week 8 Week 12 Week 4 On a patient-by-patient basis, if dose is well tolerated patient may be escalated to the next highest dose to a maximum dose of 200 mg TID Week 8: Hgb has not increased by ≥3 g/dL from Day 1 OR Transfusion received during the previous 4 weeks Week 12*: Hgb has not normalized OR Transfusion received during the previous 4 weeks Extension: Continue ACH-4471 plus eculizumab at same doses used at end of study Primary Endpoint Achillion Pharmaceuticals 5/17/2019

Baseline Characteristic N=11*, † Sex, n (%) N=11 Female 9 (82) Male 2 (18) Race, n (%) N=11 White 6 (55) Black or African American 3 (27) African Asian 1 (9) Asian 1 (9) Eculizumab Dosing (Q14D), n (%) N=11 900 mg 8 (73) 1200 mg 2 (18) 1500 mg 1 (9) Baseline Characteristics Baseline Characteristic N=111 Age, years N=11 Mean (SD) 42.5 (14.98) Range 19-67 BMI N=11 Mean (SD) 25.4 (2.44) Range 21.8-29.7 SD- standard deviation; BMI- body mass index; RBC- red blood cell *Does not include one patient who discontinued ACH-4471 on Day 1 after 2 doses due to SAE of worsening underlying medical condition (pulmonary hypertension/edema), G4 (Life Threatening), considered unlikely related to study drug. This patient’s data have otherwise been excluded from this analysis. †† Excludes patient A who also has hereditary elliptocytosis hence another hemolytic anemia that cannot be expected to be impacted by ACH-4471 Achillion Pharmaceuticals 5/17/2019

Baseline Characteristics Parameter Mean (SD) Median Range Hemoglobin* (g/dL)1 7.9 (1.5) 7.7 5.0-10.4 LDH (xULN)2 1.1 (0.32) 0.97 0.59-1.65 Reticulocytes (10^9/μl)3 219 (78) 200 120-405 Total Bilirubin (mg/dL)4 2.17 (1.12) 2.2 0.56-3.93 Direct Bilirubin (mg/dL)5 0.52 (0.22) 0.44 0.23-0.82 n=11; SD- standard deviation; LDH- lactate dehydrogenase *Excludes Day 1 for patient K. Patient had Hgb 8.4 g/dL at screening. Patient received 1 unit PRBC Day -14 between screening and Day 1 resulting in Day 1 Hgb 14.7 g/dL. This was thought to be not clinically possible for a Hgb at this level in conjunction with markedly elevated retic and low RBC counts. 1 normal range: 12.8-17.4 (M)/10.8-15.0 (F). One lab had a normal range (F) of 11.6-15.7 g/dL 2 normal range: 82-216. One lab had a normal range of 0-249 IU/L. 3 normal range: 10-20. One lab had a normal range of 20-81 10^9/uL 4 normal range:0.19-1.69 (M)/0.19-1.27 (F). One lab had a normal range (F) of 0-1.19 mg/dL 5 normal range:0-0.35. One lab had a normal range of 0-0.29 for females Achillion Pharmaceuticals 5/17/2019

Transfusions Prior to ACH-4471 Administration Baseline Transfusion N=10* RBC transfusions in 52 weeks prior to screening Number Units Total 54 97 Mean (SD) 5.4 (4.20) 9.7 (9.30) Range 1 -12 1 -27 RBC transfusions in 24 weeks prior to Screening Number Units Total 34 58 Mean (SD) 3.4 (2.59) 5.8 (4.94) Range 1 -8 1 - 13 SD- standard deviation *Patient A excluded from table due to religious objection to receiving transfusions. 5/17/2019

ACH-4471 Treatment Durations Achillion Pharmaceuticals Patient Age/ Sex Dose (mg/TID) ACH-4471 Treatment Duration (months)* A 41/F 200 11 B 51/F 100 11 C 67/M 150 9 D 29/F 150 7 E 22/F 150 5 F 44/F 150 4 G 35/F 100 4 H 52/F 200 4 I 50/F 150 2 J 19/M 100 2 K F/57 100 1 Cumulative Summary ~59 months/4.9 years Mean 5.4 months Median 3.6 months Current dose regimen, number of patients 100 mg TID, 4 patients 150 mg TID, 5 patients 200 mg TID, 2 patients * Data as of 10 May 2019. Months have been rounded to nearest integer. 5/17/2019

Subject*, Sex, Age -52 to -25 Weeks -24 to -13 Weeks -12 Weeks to Screening Screening to Day 1 (≤60 Days) Day 1 to 12 Weeks 12-24 Weeks B, F 51 C, M 67 D, F 29 E, F 22 F, F 44 G, F 35 H, F 52 I, F 50 J, M 19 K, F 57 Combination Therapy Results in Fewer Transfusions *Patient A excluded from table due to religious objection to receiving transfusions RBC symbol indicates a transfusion, with number of units of blood given inside 2 1 1 2 1 1 1 1 1 1 1 2 1 2 2 2 2 2 2 2 2 2 1 2 1 3 3 3 3 2 3 3 2 2 2 2 2 2 2 1 2 2 2 1 1 1 1 1 2 2 2 2 2 2 1 Achillion Pharmaceuticals 2 2 2 On ACH-4471 Treatment 5/17/2019

Achillion Pharmaceuticals *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. **Excludes Day 1 for patient K. Patient had Hgb 8.4 g/dL at screening. Patient received 1 unit PRBC Day -14 between screening and Day 1 resulting in Day 1 Hgb 14.7 g/dL. This was thought to be not clinically possible for a Hgb at this level in conjunction with markedly elevated retic and low RBC counts. Meaningful Improvement in Hemoglobin Compared to Baseline Mean increase of 2.6 grams versus baseline for those already at week 24 (n=4) * ** 5/17/2019 Normal Range

Driving Total Bilirubin into Normal Range Total bilirubin was driven into normal range at week 24 (n=4) versus baseline Achillion Pharmaceuticals *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. * 5/17/2019 Normal Range

Driving Direct Bilirubin into Normal Range 7 of 11 patients had elevated direct bilirubin at screening 5 of 11 patients had direct bilirubin 1.5X ULN at screening No increase with ACH-4471 treatment with most patients actually showing decline in direct bilirubin Achillion Pharmaceuticals *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. * 5/17/2019 Normal Range

Marked Reduction in Reticulocyte Count Reticulocyte count was reduced to near normal at week 24 (n=4) Achillion Pharmaceuticals *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. * 5/17/2019 Normal Range

ACH-4471 PNH RBC Type III Clone Size Achillion Pharmaceuticals Steady rise in PNH RBC Type III clone size *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. Two samples were cancelled at week 24 due to sample stability issues. * 5/17/2019

Further Reduction of LDH Achillion Pharmaceuticals Reduction of LDH into normal range versus baseline at week 24 (n=4) *Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019. * 5/17/2019 Normal Range

Improvement in FACIT- Fatigue Scale



FACIT-Fatigue Score (mean +/- SD)**
55
50
45
40
35
30
25
20
15
Max score 52
Severe Fatigue

Visit	D1	W4	W12	W24
Mean	34	45	42	42
N=*	11	11	8	4

Clinically Meaningful Improvement in Quality of Life: FACIT-Fatigue Scale

*Subjects with data available at each timepoint. All 11 subjects continue to receive treatment with ACH-4471. Data as of 10 May 2019
**Scores based on the FACIT Fatigue Scale V4. Score range 0-52. A score of less than 30 indicates severe fatigue.

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Treatment Emergent Adverse Events* Number of TEAEs 53 Number of Patients Reporting a TEAE 11 (100%) MedDRA Preferred Term n (%)  Headache 3 (27) Abdominal pain 2 (18) Contusion 2 (18) Cough 2 (18) Fatigue 2 (18) Nasopharyngitis 2 (18) Nausea 2 (18) Oropharyngeal pain 2 (18) Pain in extremity 2 (18) Treatment Emergent Adverse Events * Reported by greater than 10% of patients. Fifty-three unique TEAEs reported by 11 subjects (data cut-off 24 weeks) 49/51 (96%) were mild/moderate in severity 46/51 (90%) were determined to be unrelated to study drug 5/17/2019

Treatment Emergent Adverse Events of Interest Two patients each experienced a Grade 3/Severe TEAE: Grade 3 direct bilirubin elevation occurred in concert with a grade 1 ALT elevation at day 70 Both adverse events were resolved by Day 77 ACH-4471 dose was reduced temporarily from 150 mg TID to 100 mg TID and re-escalated after resolution Investigator considered this to be breakthrough hemolysis as it was associated with an approximate doubling of LDH and decrease in Hgb of 0.8 mg/dL SAE of pneumonia occurred at Day 145 requiring hospitalization (recovered Day 152) This pneumonia evolved from a case of viral bronchitis in a patient with a history of neutropenia The patient received a transfusion of 2 units PRBC during the hospitalization ACH-4471 dose was not changed Achillion Pharmaceuticals 5/17/2019

Interim Data in Transfusion Dependent Eculizumab Patients Showed a Benefit from Combination Therapy with ACH-4471 Benefits observed in multiple laboratory parameters Mean rise in hemoglobin relative to baseline Both total and direct bilirubin reduced into normal range Marked reductions in reticulocyte count to near normal values Further reduction of LDH into normal range Reductions in transfusion and increase in patient reported outcomes Only 1 transfusion of 2 units of PRBC in 1 patient noted during combination therapy Versus 34 transfusions totaling 58 units in 10 patients for the 24 weeks preceding screening Meaningful improvement in the health-related quality of life FACIT fatigue scores versus baseline Dose escalation and optimization are ongoing Majority of dose escalations occurred at or after week 12 Risk versus benefit profile favorable to date 96% of TEAEs were mild/moderate in severity and no patients discontinued treatment due to TEAEs Two patients experiencing Grade 3 TEAEs had resolution of event and continued in trial Other cell lineages not adversely affected (e.g. PLT, ANC) Achillion Pharmaceuticals 5/17/2019

Potential Market Opportunity of ACH-4471 in Combination with C5 Inhibitors

Up to 75% of PNH Patients on Eculizumab Remain Anemic

Source & Periodical	# Patients in Study	% Anemic
McKinley et al, ASH Dec. 2017 ABS 3471	141	72%
Loschi et al: American Journal of Hematology 2016	123	72%
Risitano et al: Blood 2009[(1)]	41	75.6%[(2)]

Findings from interviews conducted with 14 US and EU KOLs in 2018 indicate that, on average, ~75% of patients on Eculizumab remain anemic or severely anemic[(3)]

1. Mean Hemoglobin was 10.5 g/dL across all Eculizumab-treated patients (n=41)
2. Extrapolated from data with Anemia defined as <12 g/dL
3. Achillion Data on File: 2018 PNH KOL Interviews US/EU (n=14)

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Market Opportunity for ACH-4471 Combination Therapy

PNH C5 Inhibitor Clinical Segmentation[1]

~4,000 C5 Inhibitor Treated PNH Patients
(US/EU/Japan)

~ 25-30%	~ 40-50%	~ 10-15%	~ 15-20%
Non-anemic	Anemic & Transfusion Independent	Severely Anemic & Episodic Transfusions	Severely Anemic & Transfusion Dependent
	~ 1,600 - 2,000	~ 400 - 600	~600 - 800

Up to 75% of patients remain anemic or severely anemic on C5 inhibition therapy.

Research shows C5 inhibitor PNH patients had variable amounts of C3 on their red cells demonstrating that some degree of extravascular hemolysis is seen.[2]

1. Source: ACHN Physician Interviews of 14 KOLs in US/EU 2018, McKinley et al, ASH Dec. 2017, Risitano et al: Blood 2009, Alexion SEC Filings & Wall St. Research
2. McKinley et al. ASH Dec. 2017

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Established market of C5 inhibitor patients identified in the US, EU and Japan Current C5 inhibitor treatment is an established approach to treatment An Unmet Need: Blood transfusions and anemia are burden to patients Factor D inhibition plus C5 inhibition has the potential to significantly reduce the need for blood transfusions Transfusions can have acute and long term risks including iron overload and red cell antibody production Anemia can impact PNH patient’s ability to carry out everyday activities due to fatigue, shortness of breath and exercise intolerance Innovative approach to treat PNH patients on C5 inhibitors Impact of extravascular hemolysis is known: hemoglobin levels, reticulocyte counts, and fatigue scores Combination development approach: possibility of improving outcomes where current treatment falls short Oral 4471 combination treatment: minimal disruption to current C5 inhibitor administration Shown to address EVH while continuing to focus on IVH: potential complete treatment approach for PNH ACH-4471 Combination Therapy: Readily Accessible Market 5/17/2019

Our Planned Path Forward in PNH Therapy ACH-4471 PNH combination study w/eculizumab complete enrollment & targeting interim data for May 17, 2019 (n=11) ACH-4471 Study in Untreated PNH Patients Accepted for Oral Presentation at the 24th Congress of the European Hematology Association - June 15th 2019 1H 2019 2H 2019 1H 2020 ACH-4471 PNH combination study w/eculizumab end of Phase 2 FDA meeting 2H 2019 Targeting ACH-4471 PNH combination study w/eculizumab complete data set for Fall 2019 conference submission ACH-5228 submit IND in Q4 2019 Target initiation of ACH-5228 PNH monotherapy switch extension study n=7 ex-US patients Q1 2020 Target initiation of Phase 3 ACH-4471 PNH combination with C5 inhibitors 5/17/2019